Exhibit 10.17

SIXTH AMENDMENT TO AGREEMENT

This is the sixth amendment to the Research Collaboration and License Agreement between MERCK & CO., INC., a corporation organized and existing under the laws of New Jersey (“MERCK”) and ARRIS PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware, now known as Axys Pharmaceuticals, Inc. (“Axys”) made as of November 6, 1996 (the “Agreement”). The purpose of this sixth amendment is to restructure the Milestone Payments pursuant to Section 5.3 of the Agreement.

1.                                       In accordance with the provisions of Section 9.10 of the Agreement with regard to an amendment of the Agreement, the parties hereby agree to amend Section 5.3 of the Agreement [***].  Accordingly, the parties hereby agree that Section 5.3 shall be replaced in its entirety by the following Section 5.3.

5.3                                 Milestone Payments.  Subject to the terms and conditions of this Agreement, MERCK shall pay to Axys the following milestone payments:

(a)                                [***] upon MERCK’s validation, in its sole reasonable judgment exercised in good faith, that an Active Compound has met the criteria set forth in Section 1.23(a) of this Agreement, as amended;

(b)                               [***] upon MERCK’s acceptance in its sole discretion of a Program Compound for Safety Assessment as defined by MERCK;

(c)                                [***] upon MERCK’s initiation of Phase I human clinical trials using a Program Compound;

(d)                               [***] upon MERCK’s initiation of Phase Ell human clinical trials using a Program Compound;

(e)                                [***] upon the filing of an application with the Food and Drug Administration to register a Licensed Product for marketing in the United States;

(f)                                  [***] upon approval by the Food and Drug Administration to market a Licensed Product in the United States.

MERCK shall notify Axys in writing within 30 days upon the achievement of each milestone described in (a) through (f) above, and upon such notice shall pay Axys the appropriate milestone payment.

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

The milestone payments described in (a) and (b) above shall [***].

The milestone payments described in (c) through (f) above shall be [***].  Notwithstanding the foregoing, if [***], and [***], MERCK shall [***], which shall include [***].

[***] percent ([***]%) of each milestone payment made for the achievement of a milestone described in (e) and (f) as set forth above shall [***]; provided, however, that [***].

Notwithstanding the foregoing, the parties hereby confirm that [***].

2.             Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement.  The Agreement, together with the first amendment dated February 9, 1998, the second amendment dated November 5, 1998, the third amendment dated November 18, 1999, the fourth amendment dated March 3, 2,000, and the fifth amendment dated November 10, 2000 contain the entire understanding of the parties with respect to their subject matter. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of the Agreement as amended by the first, second, third, fourth, fifth and sixth amendments. All other terms and conditions of the Agreement, as amended, continue in full force and effect. The Agreement and its amendments may be amended, or any term thereof modified, only by a written instrument duly executed by both parties hereto.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date of the last party to sign below.

MERCK & CO., INC.	AXYS PHARMACEUTICALS, INC.

BY:	BY:	/s/ [illegible]
DATE:	DATE:

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.